Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 7:  Income Taxes

The Company's effective tax rates for the three months ended March 31, 2012 and 2011 was 37.1% and 36%, respectively.  The differences between the effective tax rate of 37.1% and the U.S. federal statutory rate of 34% for the three months ended March 31, 2012 were primarily due to the impact of state income taxes and alternative minimum tax.  For the three months ended March 31, 2011, the difference between the effective tax rate of 36% and the U.S. federal statutory rate of 34% was alternative minimum tax.

Due to the Company's operating loss carryforwards, all tax years remain open to examination by the major taxing jurisdictions to which the Company is subject. In the event that the Company is assessed interest or penalties at some point in the future, it will be classified in the financial statements as tax expense.

Note 8 - INCOME TAXES

Net income (loss) before income taxes consists of the following (in thousands):

	For the years ended December 31,

	2011		2010	2009
Domestic		$5,761	$(10,071)	$(2,181)
Total		$5,761	$(10,071)	$(2,181)

The federal and state income tax (benefit) provision is summarized as follows (in thousands):

	For the years ended December 31,
	2011		2010	2009
Current:
Federal		$(96)	$125		$90
Total current tax (benefit) expense		(96)	125		90
Deferred:
Federal		962	(9,056)		—
State		(71)	—		—
Total deferred tax expense ( benefit)		891	(9,056)		—
Total tax expense (benefit)		$795	$(8,931)		$90

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The tax effects of significant items comprising the Company's deferred taxes as of December 31 are as follows (numbers are in thousands):

	For the years ended December 31,
	2011	2010	2009
Deferred tax assets:
Federal and state net operating loss carryforwards	$36,210	$37,160	$39,391
Research and development tax credit carryforwards	1,684	1,589	1,440
Stock based compensation	2,241	1,378	1,240
Depreciation and amortization	8	223	385
Other provisions and expenses not currently deductible	614	1,019	988
Accrued severance	—	222	—
Total deferred tax assets	$40,757	$41,591	$43,444
Deferred tax liabilities:
Prepaid expenses	$(227)	$(170)	$(197)
Total deferred tax liabilities	$(227)	$(170)	$(197)
Less valuation allowance	$(32,365)	$(32,365)	$(43,247)
Net deferred tax asset	$8,165	$9,056	$0

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Realization of the future tax benefits is dependent on the Company's ability to generate sufficient taxable income within the carryforward period. Through December 31, 2009, the Company's net deferred tax assets were fully reserved due to uncertainty of realization through future earnings. In 2010, the Company determined that based on all available evidence, both positive and negative, and based on the weight of the available evidence, including the Company's cumulative taxable income over the past three years and expected profitability in 2011 through 2013 that certain of its deferred tax assets were more likely than not realizable through future earnings. Accordingly, the Company reduced its valuation allowance by $9.1 million and recorded a corresponding tax benefit of $9.1 million.

In 2011, the Company determined that based on all available evidence, both positive and negative, and based on the weight of the available evidence, including the Company's projected cumulative taxable income through 2016 that certain of its deferred tax assets were more likely than not realizable through future earnings. The projected cumulative tax benefit on taxable income through 2016 was less than the projected cumulative tax benefit used in an analysis prepared in 2010. The Company determined that the realizable asset was less than the amount recorded in the prior year and accordingly the net asset after the valuation allowance is approximately $1 million less as of December 31, 2011. The Company used projected taxable income through 2016 based on its history of taxable income and losses and estimates that the taxable income through 2016 is more likely than not to be realized and is less likely in periods after 2016.

As of December 31, 2011, 2010, and 2009, the Company has net deferred tax assets of approximately of $40.5, $41.4, and $43.2 million, respectively, primarily resulting from the future tax benefit of net operating loss carryforwards. The valuation allowance decreased by $0, $10.9, and $1.4, million during the years 2011, 2010, and 2009, respectively. The amount of the valuation allowance for deferred tax assets associated with excess tax deduction from stock based compensation arrangement that is allocated to contributed capital if the future tax benefits are subsequently recognized is $3.1 million at December 31, 2011.

During the year ended December 31, 2011, the Company did not utilize its prior years' net operating loss carryforward. As of December 31, 2011, eMagin has federal and state net operating loss carryforwards of approximately $109 million and $2.7 million, respectively. The federal research and development tax credit carryforwards are approximately $1.8 million. The net operating losses and tax credit carryforwards will be available to offset future taxable income, if any, from 2013 to 2033. The utilization of net operating losses is subject to a limitation due to the change of ownership provisions under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating losses before their utilization. The Company has done an analysis regarding prior year ownership changes, and it has been determined that the Section 382 limitation on the utilization of net operating losses will currently not materially affect the Company's ability to utilize its net operating losses.

The difference between the statutory federal income tax rate on the Company's pre-tax loss and the Company's effective income tax rate is summarized as follows:

	For the years ended December 31,

	2011		2010	2009
U.S. Federal income tax expense (benefit) at federal statutory rate		34%	(34)%		(34	) %
Change in valuation allowance		—%	(108)%		(62)%
Change in effective state tax rate		(2)%	—%		(3)%
Change in the fair value of warrant liability		(15)%	54%		102%
Credits		(2)%	—%		—%
Other, net		(1)%	(1)%		1%
Effective tax rate		14%	(89)%		4%

The Company did not have unrecognized tax benefits which would require an adjustment to the January 1, 2007 beginning balance of retained earnings. The Company did not have any unrecognized tax benefits at December 31, 2011, 2010, or 2009. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized no interest and penalties.

The Company files income tax returns in the U.S. federal jurisdiction, California, New York and Virginia. Due to the Company's operating losses, all tax years remain open to examination by major taxing jurisdictions to which the Company is subject.